                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2006
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   001-12522                 13-3714474
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

701 N. Green Valley Parkway, Suite 200, Henderson, NV              89074
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    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 28,  2006,  Empire  Resorts,  Inc.  ("EMPIRE")  and Concord
Associates Limited Partnership  ("CONCORD") entered into Amendment No. 3 to that certain  Option  Agreement,  dated  November 12,  2004,  by and among Empire and
Concord  ("AMENDMENT NO. 3") pursuant to which (i) Concord exercised options for
2.5  million  shares  of  the  Company's  common  stock  for an  aggregate  cash consideration  of $18.75 million to be paid by January 31, 2007 and (ii) Concord retained the right to exercise  options for an additional  1.0 million shares of the Company's common stock until December 27, 2007.

         The  foregoing  summary  of  Amendment  No.  3 does not  purport  to be complete  and is subject to and  qualified  in its  entirety by reference to the actual text of such  agreement,  a copy of which is  attached  hereto as EXHIBIT
10.1 and incorporated herein by reference.

Item 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES.

         Pursuant to Amendment No. 3, Concord  exercised options for 2.5 million shares of the  Company's  common stock for an aggregate  cash  consideration  of
$18.75 million to be paid by January 31, 2007.

Item 8.01.     OTHER EVENTS.

          On January 3, 2007,  Empire Resorts,  Inc.  issued a press release,  a copy of which is attached  hereto as EXHIBIT 99.1, with respect to Amendment No.
3.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.       Exhibits
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              10.1         Amendment No. 3 to Option Agreement, dated November
                           12, 2004, by and among Empire Resorts, Inc. and
                           Concord Associates Limited Partnership, dated as of
                           December 28, 2006.

              99.1         Press Release of Empire Resorts, Inc. dated January
                           3, 2007.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMPIRE RESORTS, INC.

Dated: January 3, 2007                         By: /s/ Ronald J. Radcliffe
                                                  ------------------------------
                                                  Name: Ronald J. Radcliffe
                                                  Title: Chief Financial Officer